Exhibit 99.5
Execution Version
SEQUOIA ALTERNATIVE LOAN TRUST,
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
MORTGAGE LOAN PURCHASE AND SALE AGREEMENT
Between
RWT HOLDINGS, INC.
and
SEQUOIA RESIDENTIAL FUNDING, INC.
dated as of January 1, 2006

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MORTGAGE LOAN PURCHASE AND SALE AGREEMENT
     This Mortgage Loan Purchase and Sale Agreement (the “Agreement”) is made as of January 1, 2006, by and between RWT Holdings, Inc., a Delaware corporation (“RWT”) and Sequoia Residential Funding, Inc., a Delaware corporation (“Sequoia”).
     WHEREAS, the parties hereto desire to provide for the purchase and sale of the Mortgage Loans (the “Mortgage Loans”) on the Closing Date (as defined in the Pooling and Servicing Agreement, dated as of January 1, 2006 (the “Pooling and Servicing Agreement”) by and among Sequoia, as depositor, U.S. Bank National Association, as trustee (the “Trustee”), and Wells Fargo Bank, N. A., as master servicer and trust administrator, and acknowledged by RWT, as seller, in accordance with the terms and conditions set forth in this Agreement.
     NOW, THEREFORE, the parties in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agree as follows:
     Section 1. Representations and Warranties of RWT and Sequoia. RWT and Sequoia, each as to itself and not the other, hereby represents, warrants and agrees for the benefit of the other party that:
     (a) Authorization. The execution, delivery and performance of this Agreement by it are within its respective powers and have been duly authorized by all necessary action on its part.
     (b) No Conflict. The execution, delivery and performance of this Agreement will not violate or conflict with (i) its charter or bylaws, (ii) any resolution or other corporate action by it, or (iii) any decisions, statutes, ordinances, rulings, directions, rules, regulations, orders, writs, decrees, injunctions, permits, certificates or other requirements of any court or other governmental or public authority in any way applicable to or binding upon it, and will not result in or require the creation, except as provided in or contemplated by this Agreement, of any lien, mortgage, pledge, security interest, charge or encumbrance of any kind upon the Mortgage Loans.
     (c) Binding Obligation. This Agreement has been duly executed by it and is its legally valid and binding obligation, enforceable against it in accordance with this Agreement’s terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity.
     Section 2. Additional Representations, Warranties and Agreements of RWT.
     (a) RWT represents and warrants to, and agrees with, Sequoia that (i) on the Closing Date, RWT will have good, valid and marketable title to the Mortgage Loans that are identified in Schedule A to the Pooling and Servicing Agreement and the contractual rights with respect to the Mortgage Loans under each of the Purchase Agreements and the Servicing Agreements, (as modified by the related Acknowledgements, collectively referred to herein as the “Purchase and Servicing Agreements”), in each case free and clear of all liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims; and (ii) upon transfer to Sequoia, Sequoia will receive good, valid and marketable title to all of the Mortgage Loans and will receive all of RWT’s contractual rights and obligations under each such Purchase and Servicing Agreements, in each case free and clear of any liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims.
     (b) RWT hereby makes the representations and warranties as to the Mortgage Loans set forth in Schedule A-1 and Schedule A-2 to this Agreement, for the benefit of Sequoia and the Trustee.
     (c) RWT hereby agrees that it will comply with the provisions of Section 2.04 of the Pooling and Servicing Agreement in respect of a breach of any of the representations and warranties set forth in this Section 2.
     (d) RWT hereby represents and warrants for the benefit of Sequoia and the Trustee: (i) this Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Mortgage Loans in favor of Sequoia, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from RWT; (ii) the Mortgage Loans constitute “instruments” within the meaning of the applicable UCC; (iii) RWT, immediately prior to its transfer of Mortgage Loans under this Agreement, will own and have good, valid and marketable title to the Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person; (iv) RWT has received all consents and approvals required by the terms of the Mortgage Loans to the sale of the Mortgage Loans hereunder to Sequoia; (v) all original executed copies of each Mortgage Note that constitute or evidence the Mortgage Loans have been delivered to the applicable Custodian; (vi) RWT has received a written acknowledgment from the applicable Custodian that such Custodian is holding the Mortgage Notes that constitute or evidence the Mortgage Loans solely on behalf and for the benefit of Sequoia; (vii) other than the security interest granted to Sequoia pursuant to this Agreement and security interests granted to lenders which will be automatically released at the Closing, RWT has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans; RWT has not authorized the filing of and is not aware of any financing statements against it that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to Sequoia hereunder or that will be automatically released upon the sales to Sequoia; (viii) RWT is not aware of any judgment or tax lien filing against itself; and (ix) none of the Mortgage Notes that constitute or evidence the Mortgage Loans have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than Sequoia.
     Section 3. Conveyance of Mortgage Loans.
     (a) Mortgage Loans. RWT, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to Sequoia, without recourse, all of RWT’s right, title and interest in and to (i) the Mortgage Loans, including the related Mortgage Documents and all interest and principal received or receivable by RWT on or with respect to the Mortgage Loans after the Cut-off Date and all interest and principal payments on the Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of interest and principal due and payable on the Mortgage Loans on or before the Cut-off Date, and all other proceeds received in respect of such Mortgage Loans, (ii) RWT’s rights and obligations under the Purchase Agreements and the Servicing Agreements with respect to the Mortgage Loans, as modified by the related Acknowledgements, (iii) the Insurance Policies with respect to the Mortgage Loans, (iv) all cash, instruments or other property held or required to be deposited in the Custodial Accounts and the

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Certificate Distribution Account, and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation Proceeds and condemnation awards.
     On or prior to the Closing Date, RWT shall deliver to Sequoia or, at Sequoia’s direction, to the applicable Custodian, the Trustee’s Mortgage File for each Mortgage Loan in the manner set forth in Section 2 of the applicable Custodial Agreement. Release of the Trustee’s Mortgage Files on the Closing Date shall be made against payment by Sequoia of the purchase price for the Mortgage Loans and related assets, which shall be a combination of credit for an additional capital contribution and cash wired to RWT’s account. The amount of the purchase price payable by Sequoia shall be set forth in writing in a separate letter.
     (b) Defective Mortgage Loans. If any Mortgage Loan is required to be repurchased due to defective or missing documentation pursuant to Section 2.04 of the Pooling and Servicing Agreement, RWT shall, at its option, either (a) repurchase or cause the applicable seller of such Mortgage Loan to RWT to repurchase such Mortgage Loan at the Purchase Price, or (b) provide or cause the applicable seller of such Mortgage Loan to RWT to provide a Replacement Mortgage Loan, subject to the terms and conditions of the Pooling and Servicing Agreement.
     Section 4. Intention of Parties. It is the express intent of the parties hereto that (without addressing characterization for GAAP purposes) the conveyance of the Mortgage Loans by RWT to Sequoia be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the assigning party, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by RWT to Sequoia of a security interest in all of the assets described in such conveyances, whether now owned or hereafter acquired.
     RWT and Sequoia shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. RWT shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned hereunder.
     Section 5. Termination.
     (a) Sequoia may terminate this Agreement, by notice to RWT, at any time at or prior to the Closing Date:
     (i) if the Underwriting Agreement is terminated by the Underwriters pursuant to the terms of the Underwriting Agreement or if the Underwriter does not complete the transactions contemplated by the Underwriting Agreement as the result of the failure of any condition set forth therein or if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or Prospectus Supplement, any material adverse change in the financial

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condition, earnings, business affairs or business prospects of RWT, whether or not arising in the ordinary course of business, or
     (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable to market the Certificates or to enforce contracts for the sale of the Certificates, or
     (iii) if a banking moratorium has been declared by either Federal or New York authorities.
     (b) This Agreement shall terminate automatically without any required notice or other action by any party hereto if the Closing Date for the issuance of the Certificates has not occurred by February 15, 2006.
     (c) Notwithstanding any termination of this Agreement or the completion of all sales contemplated hereby, the representations, warranties and agreements in Sections 1 and 2 hereof shall survive and remain in full force and effect.
     Section 6. Miscellaneous.
     (a) Amendments, Etc. No rescission, modification, amendment, supplement or change of this Agreement shall be valid or effective unless in writing and signed by all of the parties to this Agreement. No amendment of this Agreement may modify or waive the representations, warranties and agreements set forth in Sections 1 and 2 hereof.
     (b) Binding Upon Successors, Etc. This Agreement shall bind and inure to the benefit of and be enforceable by RWT and Sequoia, and the respective successors and assigns thereof. The parties hereto acknowledge that Sequoia is acquiring the Mortgage Loans for the purpose of pledging, transferring, assigning, setting over and otherwise conveying them to the Trustee, pursuant to the Pooling and Servicing Agreement for inclusion in the Trust Fund. As an inducement to Sequoia to purchase the Mortgage Loans, RWT acknowledges and consents to the assignment to the Trustee by Sequoia of all of Sequoia’s rights against RWT hereunder in respect of the Mortgage Loans sold to Sequoia and that the enforcement or exercise of any right or remedy against RWT hereunder by the Trustee or to the extent permitted under the Pooling and Servicing Agreement shall have the same force and effect as if enforced and exercised by Sequoia directly.
     (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
     (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     (e) Headings. The headings of the several parts of this Agreement are inserted for convenience of reference and are not intended to be a part of or affect the meaning or interpretation of this Agreement.

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     (f) Definitions. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.
     (g) Nonpetition Covenant. Until one year plus one day shall have elapsed since the termination of the Pooling and Servicing Agreement in accordance with its terms, neither RWT nor any assignee of RWT shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Sequoia under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Sequoia or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Sequoia.
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     IN WITNESS WHEREOF, each party has caused this Mortgage Loan Purchase and Sale Agreement to be executed by its duly authorized officer or officers as of the day and year first above written.

RWT HOLDINGS, INC.

By:/s/ RWT HOLDINGS, INC.
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.

By: /s/ SEQUOIA RESIDENTIAL FUNDING, INC.
Name:
Title:

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SCHEDULE A-1
MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES
OF THE SELLER AS TO MORTGAGE LOANS DLJ MORTGAGE CAPITAL, INC.
RECEIVED FROM SELLER ON DECEMBER 15, 2005
I.	With respect to Mortgage Loans purchased under the Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 1998 (the “Mortgage Loan Purchase and Servicing Agreement”), as amended by the Amendment Number One to such agreement dated February 27, 2004 (the “Amendment Number One,” and together with the Mortgage Loan Purchase and Servicing Agreement, the “Purchase and Servicing Agreement”), between Countrywide Home Loans, Inc. (“Countrywide”) and RWT Holdings.
     With respect to each Mortgage Loan, RWT Holdings hereby makes the following representations and warranties. Such representations and warranties speak as of the Closing Date with respect to the Mortgage Loans (as such capitalized terms are defined in the Pooling and Servicing Agreement), unless otherwise indicated. Capitalized terms are as defined in this Schedule A or in the Purchase and Servicing Agreement.
          (a) Mortgage Loan Schedule. The information contained in the Mortgage Loan Schedule is complete, true and correct in all material respects and the information provided to the rating agencies, including the loan level detail, is true and correct according to the rating agency requirements;
          (b) No Delinquencies or Advances. All payments required to be made prior to the related Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made; RWT Holdings has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; and there has been no delinquency of thirty (30) days or more in any payment by the Mortgagor thereunder during the last twelve (12) months;
          (c) Taxes, Assessments, Insurance Premiums and Other Charges. RWT Holdings has no knowledge of any delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;
          (d) No Modifications. The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments that have been or will be recorded, if necessary to protect the interests of Purchaser, and that have been or will be delivered to Purchaser, all in accordance with the Purchase and Servicing Agreement. The substance of any such waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any, and by the title insurer, to the extent required by the related policy and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Collateral File and the terms of which are reflected in the Mortgage Loan Schedule if executed prior to the Closing Date;
          (e) No Defenses. The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;
          (f) Hazard and Flood Insurance. All buildings upon the Mortgaged Property are insured by an insurer acceptable to an Agency against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, and such insurer is licensed to do business in the state where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming Countrywide, its successors and assigns as mortgagee, and all premiums thereon have been paid. If, upon the origination of the Mortgage Loan, the Mortgaged Property was, or was subsequently deemed to be, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy that meets the requirements of the current guidelines of the Federal Insurance Administration (or any successor thereto) and conforms to the requirements of an Agency is in effect. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s expense and, upon the failure of the Mortgagor to do so, the holder of the Mortgage is authorized to maintain such insurance at the Mortgagor’s expense and to seek reimbursement therefor from the Mortgagor;
          (g) Compliance with Applicable Law. Each Mortgage Loan at the time of origination complied in all material respects with applicable state and federal laws including truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws applicable to the Mortgage Loan;
          (h) No Release of Mortgage. The Mortgage has not been satisfied, canceled, subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;
          (i) Enforceability of Mortgage Documents. The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws;
          (j) Validity of Mortgage. The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property, subject only to (i) the lien of current real property taxes and assessments not yet due and payable; (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally and specifically referred to in lender’s title insurance policy delivered to the originator of the Mortgage Loan and that do not adversely affect the Appraised Value (as evidenced by an appraisal referred to in such definition) of the Mortgaged Property; and (iii) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;
          (k) Binding Obligation. The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or reorganization;
          (l) Legal Capacity. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties;
          (m) Disbursements of Proceeds. The proceeds of the Mortgage Loan have been fully disbursed, and there is no requirement for future advances thereunder, and any and all requirements as to

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completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and recording the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;
          (n) Sole Owner. RWT Holdings is the sole owner and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and RWT Holdings has good and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest not specifically set forth in the related Mortgage Loan Schedule and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the terms of the Purchase and Servicing Agreement;
          (o) Interested Parties. All parties that have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (a) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgage Property is located, and (b)(i) organized under the laws of such state,
          (p) Title Insurance. Each Mortgage Loan secured by a first priority Mortgage is covered by an ALTA lender’s title insurance policy acceptable to an Agency, issued by a title insurer acceptable to an Agency and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in Section 3.02(j)(i), (ii) and (iii) above) Countrywide, its successors and assigns as to the first priority lien of the Mortgage, as applicable. Additionally, such lender’s title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. Purchaser is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by the Purchase and Servicing Agreement. No claims have been made under such lender’s title insurance policy, and RWT Holdings and no prior holder of the related Mortgage, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;
          (q) No Default. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and RWT Holdings has not waived any default, breach, violation or event of acceleration;
          (r) No Mechanics’ Liens. There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;
          (s) Improvements. All improvements which were considered in determining the Appraised Value of the related Mortgage Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;
          (t) The Mortgage Loan was originated by Countrywide or by a FNMA approved or FHLMC approved mortgage banker (which mortgage banker is a mortgagee approved by HUD), or savings and loan association, a savings bank, a commercial bank or similar banking institution that is supervised and examined by a federal or state authority, or by another mortgagee approved by the Secretary of HUD.
          (u) Origination and Collection Practices. The origination and collection practices

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used by Countrywide with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due Countrywide have been capitalized under any Mortgage or the related Mortgage Note. With respect to Adjustable Rate Mortgage Loans, all Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;
          (v) No Condemnation or Damage. The Mortgaged Property is free of material damage and waste by fire, earthquake or earth movement, windstorm, flood, tornado, or other casualty and there is no proceeding pending for the total or partial condemnation thereof;
          (w) Customary and Enforceable Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby including (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. The Mortgagor has not notified RWT Holdings and RWT Holdings has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940 (now known as the Servicemembers’ Civil Relief Act);
          (x) Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Section 3.02(i) of the Purchase and Servicing Agreement;
          (y) Appraisal. Unless the Mortgage Loan was underwritten pursuant to one of Countrywide’s streamline documentation programs, the Credit File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by an appraiser who meets the minimum requisite qualifications of an Agency for appraisers, duly appointed by the originator, that had no interest, direct or indirect in the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal is in a form acceptable to an Agency, with such riders as are acceptable to such Agency;
          (z) Trustee for Deed of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;
          (aa) Private Mortgage Insurance. Each Mortgage Loan with an LTV at origination in excess of 80% is and will be subject to a PMI Policy, which provides coverage in an amount at least equal to that which would be required by FNMA. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such PMI Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith or, in the case of a lender paid mortgage insurance policy, the premiums and charges are included in the Mortgage Interest Rate for the Mortgage Loan;
          (bb) Lawfully Occupied. The Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all

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occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same including certificates of occupancy, have been made or obtained from the appropriate authorities;
          (cc) No Action Resulting in Exclusion of Coverage. No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Closing Date (whether or not known to RWT Holdings on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any private mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of RWT Holdings, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer’s breach of such insurance policy or such insurer’s financial inability to pay;
          (dd) Assignment of Mortgage. Except for the absence of recording information, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;
          (ee) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;
          (ff) Form of Mortgage Note and Mortgage. The Mortgage Note and Mortgage are on forms acceptable to an Agency;
          (gg) Mortgaged Property. The Mortgaged Property is located in the state indicated on the Mortgage Loan Schedule, and consists of a single parcel of real property with a detached single family residence erected thereon, or an individual residential condominium unit, or a 2-4 family dwelling or an individual residential unit in a planned unit development as defined by FNMA, none of which is a mobile home or a manufactured dwelling;
          (hh) Relevant Circumstances. RWT Holdings has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor of the Mortgagor’s credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;
          (ii) No Fraud. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan;
          (jj) Buydown Provisions. No Mortgage Loan contains a permanent “buydown” provision. No Adjustable Rate Mortgage Loan contains a temporary “buydown” provision. With respect to any Fixed Rate Mortgage Loan which contains a temporary “buydown” provision, the value of such buydown funds does not exceed 6% of the Appraised Value of the Mortgaged Property securing such Mortgage Loan. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

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          (kk) Soldiers’ and Sailors’ Relief Act. The Mortgagor has not notified RWT Holdings and RWT Holdings has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers’ and Sailors’ Civil Relief Act of 1940 (now known as the Servicemembers’ Civil Relief Act);
          (ll) Disclosure Statements. With respect to an Adjustable Rate Mortgage Loan, the Mortgagor has executed one or more statements to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of an Adjustable Rate Mortgage Loan. Purchaser shall maintain all such statements in the Credit File;
          (mm) Construction or Rehabilitation of Mortgaged Property. No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property;
          (nn) Due on Sale. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;
          (oo) Condominiums and Planned Unit Developments. With respect to each Mortgage Loan eligible for sale to FNMA or FHLMC, if the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements for FNMA or FHLMC;
          (pp) Leasehold Estates. Each Mortgage Loan that is secured by a leasehold interest conforms to the FNMA requirements for mortgage loans secured by leasehold estates;
          (qq) There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property. And there does not exist on the related Mortgage Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation;
          (rr) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;
          (ss) None of the Mortgage Loans are classified as (a) “high cost” loans under the Home Ownership and Equity Protection Act of 1994, (b) “high cost,” “threshold,” “predatory”, or “covered”, loans under and in violation of any other applicable state, federal or local law, or (c) “high cost” or “covered”, as applicable (as such terms are defined in the then current Standard and Poor’s LEVELS Glossary which is now Version 5.6(c) Revised, Appendix E);
          (tt) No Mortgage Loan was originated on or after October 1, 2002 and prior to March 7, 2003, which is secured by property located in the State of Georgia. No Mortgage Loan was originated on or after March 7, 2003 which is a “high cost home loan” as defined under the Georgia Fair Lending Act;
          (uu) No Mortgage Loan which is secured by property located in the State of New Jersey is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act, which became effective November 27, 2003;
          (vv) No Mortgage Loan which is secured by property located in the State of New Mexico is a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act, which

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became effective January 1, 2004;
          (ww) No Mortgage Loan which is secured by property located in the State of Kentucky is a “High-Cost Home Loan” as defined in the Kentucky House Bill 287, which became effective June 24, 2003;
          (xx) Each Mortgage Loan is a “qualified mortgage” within Section 860G(a)(3) of the Code;
          (yy) No Mortgage Loan which is secured by property located in the Commonwealth of Massachusetts is a “High Cost Home Loan” as defined in Part 40 and Part 32, 209 C.M.R. §§ 32.00 et seq. and 209 C.M.R. §§ 40.01 et seq., which became effective March 22, 2001 and amended from time to time; and
          (zz) No Mortgage Loan that is secured by property located in the State of Illinois is a “High-Risk Home Loan” as defined in the Illinois High Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.); and none of the Mortgage Loans that are secured by property located in the State of Illinois are in violation of the provisions of the Illinois Interest Act (815 Ill. Comp. Stat. 205/1 et. seq.).

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SCHEDULE A-2
MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES
OF DLJ AND THE SELLER AS TO MORTGAGE LOANS DLJ MORTGAGE CAPITAL, INC.
RECEIVED DIRECTLY FROM COUNTRYWIDE HOME LOANS, INC.
I.	With respect to Mortgage Loans purchased under the Mortgage Loan Purchase and Servicing Agreement, dated as of March 1, 2004 (the “Agreement”), among DLJ Mortgage Capital, Inc. (“DLJ”), Countrywide Home Loans, Inc., as the seller (the “Seller”) and Countrywide Home Loans Servicing L.P., as the servicer (the “Servicer”).
     With respect to each Mortgage Loan, RWT Holdings hereby makes the following representations and warranties. Such representations and warranties speak as of the Closing Date with respect to the Mortgage Loans (as such capitalized terms are defined in the Pooling and Servicing Agreement), unless otherwise indicated. Capitalized terms are as defined in this Schedule A or in the Agreement.
          (i) The information contained in the Mortgage Loan Schedule is complete, true and correct in all material respects and the information provided to the rating agencies, including the loan level detail, is true and correct according to the rating agency requirements;
          (ii) All payments required to be made up to, and excluding, the related Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; and there has been no more than one delinquency of more than thirty days in any payment by the Mortgagor thereunder during the last twelve months and such delinquency did not exceed one payment;
          (iii) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;
          (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded, if necessary to protect the interests of the Purchaser, and which have been delivered to the Purchaser or the Custodian. The substance of any such waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any, and by the title insurer, to the extent required by the related policy and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;
          (v) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

          (vi) All buildings upon the Mortgaged Property are insured by a Qualified Insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Seller’s Warranties and Servicing Agreement attached to the Agreement as Exhibit 9. All such insurance policies (collectively, the “hazard insurance policy”) contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of either FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;
          (vii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with;
          (viii) The Mortgage has not been satisfied, canceled, subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;
          (ix) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property, subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in lender’s title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser;
          (x) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or reorganization;
          (xi) All other parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a human person or is otherwise an eligible borrower under FNMA’s Selling Guide or FHLMC’s Selling Guide;
          (xii) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

          (xiii) The Seller is the sole owner and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Seller has good and marketable title thereto and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;
          (xiv) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (a) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (b) organized under the laws of such state, or (c) qualified to do business in such state, or (d) a federal savings and loan association or national bank having principal offices in such state, or (e) not doing business in such state;
          (xv) The Mortgage Loan is covered by an ALTA lender’s title insurance policy acceptable to either FNMA or FHLMC, issued by a title insurer acceptable to either FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(a) and (b) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan or, in the case of a NegAm Mortgage Loan, the outstanding principal amount of such Mortgage Loan at any time such amount is greater than the original principal amount thereof, and, in the case of an Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage Note and/or Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment. Additionally, such lender’s title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;
          (xvi) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration;
          (xvii) There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;
          (xviii) All improvements which were considered in determining the Appraised Value (as defined in clause (i) of said definition) of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;
          (xix) The Mortgage Loan was originated by the Seller or by a FNMA approved or FHLMC approved mortgage banker (which mortgage banker is a mortgagee approved by HUD), or savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by another mortgagee approved by the Secretary of HUD pursuant to Sections 203 and 211 of the National Housing Act. Scheduled payments on the Mortgage Loan commenced no more than sixty (60) days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month in monthly installments of principal and interest, with interest in arrears, and requires Monthly Payments sufficient to amortize the original principal balance (a) with respect to each Adjustable Rate Mortgage Loan, over a term of thirty (30) years, and (b) with respect to each Fixed Rate Mortgage Loan, over a term of either fifteen (15) or thirty (30) years; provided, however, in the case of a Balloon Mortgage Loan, the Mortgage Loan matures after seven years requiring a final payment of the outstanding principal prior to full amortization. With respect to each Adjustable Rate Mortgage Loan other than a NegAm Mortgage Loan, there is no negative amortization. Each Convertible Mortgage Loan contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed rate mortgage loan in accordance with the terms of the related Mortgage Note;
          (xx) The origination, servicing and collection practices used by the Seller with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note. With respect to Adjustable Rate Mortgage Loans, all Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;
          (xxi) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;
          (xxii) The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act or any similar federal, state or local laws or ordinances;
          (xxiii) The Mortgage Loan was underwritten generally in accordance with the Seller’s underwriting standards in effect at the time the Mortgage Loan was originated or acquired and the underwriting guidelines described in the related Purchase Price and Terms Letter. The Seller’s underwriting standards in effect as of the date of the initial Closing Date have been delivered to Purchaser and are attached to the Agreement as Exhibit 10;
          (xxiv) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (ix) above;
          (xxv) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by an appraiser which meets the minimum FNMA or FHLMC requisite qualifications for appraisers, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal is in a form acceptable to FNMA or FHLMC, with such riders as are acceptable to FNMA or FHLMC, as the case may be, and Title XI of FIRREA and the regulations promulgated thereunder;
          (xxvi) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

          (xxvii) No Mortgage Loan contains a permanent “buydown” provision. No Adjustable Rate Mortgage Loan contains a temporary “buydown” provision. With respect to any Fixed Rate Mortgage Loan which contains a temporary “buydown” provision, the value of such buydown funds does not exceed 6% of the Appraised Value of the Mortgaged Property securing such Mortgage Loan. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;
          (xxviii) With respect to an Adjustable Rate Mortgage Loan or a Balloon Mortgage Loan, the Mortgagor has executed one or more statements to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of an adjustable rate mortgage loan or a fixed rate balloon payment mortgage loan, as the case may be. The Seller shall maintain all such statements in the Mortgage File;
          (xxix) No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;
          (xxx) The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;
          (xxxi) No Mortgage Loan has a Loan-to-Value Ratio at origination in excess of 95%. Each such Mortgage Loan with an LTV at origination in excess of 80% is and will be subject to a Primary Mortgage Insurance Policy, issued by a Qualified Insurer, which insures that portion of the Mortgage Loan over 75% of the Appraised Value of the related Mortgaged Property or, in the case of NegAm Mortgage Loans provides at least 25% coverage. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith, except with respect to any Lender PMI Mortgage Loan. Except in connection with a Lender PMI Mortgage Loan, the Mortgage Interest Rate for the Mortgage Loan is exclusive of any such insurance premium;
          (xxxii) At the origination date of the Mortgage Loan, the related Mortgaged Property was lawfully occupied under applicable law. To the best of the Seller’s knowledge, after reasonable inquiry and investigation, the Mortgaged Property is lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;
          (xxxiii) No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Closing Date (whether or not known to the Seller on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any private mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer’s breach of such insurance policy or such insurer’s financial inability to pay;
          (xxxiv) The Assignment of Mortgage, is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;
          (xxxv) Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to FNMA or FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;
          (xxxvi) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements for FNMA or FHLMC;
          (xxxvii) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC;
          (xxxviii) The Mortgaged Property is located in the state indicated on the Mortgage Loan Schedule, and consists of a single parcel of real property with a detached single family residence erected thereon, or an individual condominium unit, or a 2-4 family dwelling or an individual unit in a planned unit development as defined by FNMA, none of which is a mobile home or manufactured dwelling;
          (xxxix) The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Custodial Agreement, have been delivered to the Custodian all in compliance with the specific requirements of the Custodial Agreement. With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File in compliance with Exhibit 5 to the Agreement, except for such documents as have been delivered to the Custodian;
          (xl) Except for a Mortgage Loan secured by Mortgaged Property located in the state of Hawaii, no Mortgage Loan is secured by a Mortgage on a leasehold estate. With respect to Mortgage Loans in the state of Hawaii that are secured by a leasehold estate, (i) the lease is valid, in full force and effect, and conforms to all of FNMA’s requirements for leasehold estates; (ii) all rents and other payments due under the lease have been paid; (iii) the lessee is not in default under any provision of the lease; (iv) the term of the lease exceeds the maturity date of the related Mortgage Loan by at least ten years; and (v) the mortgagee under the Mortgage Loan is given notice and an opportunity to cure any defaults under the lease;
          (xli) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;
          (xlii) Except as set forth on the related Purchase Price and Terms Letter, interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;
          (xliii) No fraud error, omission, misrepresentation or similar occurrence with respect to a Mortgage Loan was committed by the Seller in connection with the origination of the Mortgage Loan. To the best of the Seller’s knowledge after reasonable inquiry, no fraud error, omission, misrepresentation or similar occurrence with respect to a Mortgage Loan was committed by any other person involved in the origination or servicing of the Mortgage Loan;
          (xliv) Each Mortgage Loan constitutes a “qualified mortgage” under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

          (xlv) No Mortgage Loan is classified as a “high cost” mortgage loan under the Home Ownership and Equity Protection Act of 1994, as amended, nor is any Mortgage Loan a “high cost home,” “covered” (excluding home loans defined as “covered home loans” pursuant to the New Jersey Home Ownership Security Act of 2002), “high risk home” or “predatory” loan under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), or (c) “high cost” or “covered”, as applicable (as such terms are defined in the then current Standard and Poor’s LEVELS Glossary which is now Version 5.6(c) Revised, Appendix E);
          (xlvi) No Mortgage Loan with a conforming principal balance, determined as of the date of origination of such Mortgage Loan, that secures real property located in the State of Georgia was originated or modified on or after October 1, 2002 and prior to March 7, 2003;
          (xlvii) No Mortgagor was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit life, disability, accident or health insurance policy in connection with the origination of the Mortgage Loan.
          (xlviii) As of the origination date of each Mortgage Loan subject to a prepayment penalty, such prepayment penalty complied with all applicable laws and no Mortgage Loan provides for the payment of a prepayment penalty beyond the five-year term following the origination of the Mortgage Loan;
          (xlix) The Servicer has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its Mortgagor credit files to Equifax, Experian, and Trans Union Credit Information Company, on a monthly basis;
          (l) As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and to the best of the Seller’s knowledge after reasonable inquiry and investigation, since the date of origination no portion of the Mortgaged Property has been used for commercial purposes;
          (li) The Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated or as of the related Closing Date;
          (lii) No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in of a Mortgaged Property;
          (liii) To the best of the Seller’s knowledge after reasonable inquiry and investigation, there is no pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue;
          (liv) With respect to any Mortgage Loan which is a Texas Home Equity Loan, any and all requirements of Section 50, Article XVI of the Texas Constitution applicable to Texas Home Equity Loans which were in effect at the time of the origination of the Mortgage Loan have been complied with;
          (lv) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Purchaser certifying that the original Mortgage Note has been lost or destroyed and not been replaced, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan will not be materially adversely affected by the absence of the original Mortgage Note;

          (lvi) Except as disclosed on the related Mortgage Loan Schedule, the Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage. No Mortgage Loan had a combined loan-to-value ratio at origination greater than 100%;
          (lvii) No Mortgage Loan was made to finance a cooperative;
          (lviii) No Mortgage Loan which is secured by property located in the State of New Mexico is a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act, which became effective January 1, 2004;
          (lix) No Mortgage Loan which is secured by property located in the State of Kentucky is a “High-Cost Home Loan” as defined in the Kentucky House Bill 287, which became effective June 24, 2003;
          (lx) No Mortgage Loan which is secured by property located in the Commonwealth of Massachusetts is a “High Cost Home Loan” as defined in Part 40 and Part 32, 209 C.M.R. §§ 32.00 et seq. and 209 C.M.R. §§ 40.01 et seq., which became effective March 22, 2001 and amended from time to time; and
          (lxi) No Mortgage Loan that is secured by property located in the State of Illinois is a “High-Risk Home Loan” as defined in the Illinois High Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.); and none of the Mortgage Loans that are secured by property located in the State of Illinois are in violation of the provisions of the Illinois Interest Act (815 Ill. Comp. Stat. 205/1 et. seq.).

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